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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 23, 2001

                          PILGRIM'S PRIDE CORPORATION
             (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   1-9273                   5-1285071
(State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)           Identification No.)

              110 SOUTH TEXAS STREET
                 PITTSBURG, TEXAS                             75686-0093
      (Address of Principal Executive Offices)                (ZIP Code)

       Registrant's telephone number, including area code: (903) 855-1000

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ITEM 5. OTHER EVENTS

Pilgrim's Pride Corporation, a Delaware corporation, proposes to offer $200,000,000 aggregate principal amount of its senior unsecured notes due in 2011 (the "Notes") under its registration statement on Form S-3 (No. 333-84861) (the "Registration Statement"). The Registration Statement became effective on September 1, 1999. This Current Report on Form 8-K is being filed for the purpose of filing the Prospectus Supplement listed in Item 7(c) hereof and for the purpose of filing as an exhibit the Form T-1 of The Chase Manhattan Bank in connection with the Registration Statement and the public offering of the Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    EXHIBIT
    NUMBER                      DESCRIPTION

     25.1           Form T-1 of The Chase Manhattan Bank

     99.1           Prospectus Supplement of the Company

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PILGRIM'S PRIDE CORPORATION

Date: July 23, 2001       By: /s/ Richard A. Cogdill
                              --------------------------------------------------
                              Richard A. Cogdill
                              Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 25.1           Form T-1 of The Chase Manhattan Bank

 99.1           Prospectus Supplement of the Company